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Exhibit 10.6


                               FIRST AMENDMENT TO

                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                   CORNERSTONE PROPERTIES LIMITED PARTNERSHIP

                  THIS FIRST AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP OF CORNERSTONE PROPERTIES LIMITED PARTNERSHIP (this "AMENDMENT"), dated as of January 29, 1997, is entered into by CORNERSTONE PROPERTIES INC., a Nevada corporation, as general partner (the "GENERAL PARTNER") of Cornerstone Properties Limited Partnership (the "PARTNERSHIP"), for itself and on behalf of the Limited Partners of the Partnership, and CONTRIBUTORS' PARTNERS (as defined below).

                                   WITNESSETH:

                  WHEREAS, on the date hereof, Corporate 500, Phase I, an Illinois limited partnership ("PHASE I OWNER"), and Corporate 500, Phase II, an Illinois limited partnership ("PHASE II OWNER"; Phase I Owner and Phase II Owner collectively hereafter referred to as "CONTRIBUTORS"), have made a Capital Contribution to the Partnership and are entitled to receive an aggregate of 822,794 Class A Partnership Common Units of limited partnership interest in the Partnership (the "OP UNITS") in exchange for the Phase I Property and the Phase II Property (each as more specifically defined in the Contribution Agreement dated as of December 11, 1997 by and among Contributors and General Partner (the "CONTRIBUTION AGREEMENT")) pursuant to a closing under the Contribution Agreement;

                  WHEREAS, Pursuant to the Contribution Agreement, Contributors have delivered written instructions to the Partnership on the date hereof (the "WRITTEN INSTRUCTIONS") to distribute the OP Units to Myron Levin, Arvin Rieger, Steven Levin, Marla Pierson and Terry Levin Smith (collectively, the "CONTRIBUTORS' PARTNERS") in such manner as is set forth in such Written Instructions;

                  WHEREAS, pursuant to the authority granted to the General Partner under the Agreement of Limited Partnership of Cornerstone Properties Limited Partnership dated as of December 23, 1997 (the "PARTNERSHIP AGREEMENT"), the General Partner desires to amend the Partnership Agreement to reflect the admission of each Contributors' Partner as an Additional Limited Partner and holder of a certain number of OP Units and certain other matters described herein; and

                  WHEREAS, each Contributors' Partner desires to become a party to the Partnership Agreement as Limited Partner and to be bound by all terms, conditions and other provisions of this Amendment and the Partnership Agreement.

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

                  1. ADMISSION OF CONTRIBUTORS' PARTNERS. Each Contributors' Partner is hereby admitted as an Additional Limited Partner in accordance with
SECTION 12.2 of the Partnership Agreement holding such number of OP Units as is set forth on EXHIBIT A. Each Contributors' Partner hereby agrees to become a party to the Partnership Agreement as a Limited Partner and to be bound by all the terms, conditions and other provisions of the Partnership Agreement, including but not limited to the power of attorney set forth in SECTION 2.4 of the Partnership Agreement. Pursuant to SECTION 12.2.B of the Partnership Agreement, the General Partner hereby consents to the

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admission of each Contributors' Partner as an Additional Limited Partner of the
Partnership. The admission of each Contributors' Partner shall become effective as of the date of this Amendment, which shall also be the date on which the name of each Contributors' Partner is recorded on the books and records of the Partnership.

                  2. RESTATEMENT OF EXHIBIT A. EXHIBIT A to the Partnership Agreement is amended and restated by replacing such EXHIBIT A with EXHIBIT A attached to this Amendment. Notwithstanding anything to the contrary set forth in the Partnership Agreement, on the date hereof the Percentage Interest in Partnership of each Contributors' Partner shall be as set forth on EXHIBIT A.

                  3. ALLOCATIONS. Notwithstanding anything to the contrary set forth in the Partnership Agreement, General Partner and Partners' Contributors agree that for purposes of Section 704(c) of the Code, the 704(c) Value of the Phase I Property and Phase II Property will be allocated among the various components of the Phase I Property and Phase II Property in a manner to be reasonably agreed upon by the General Partner and Partners' Contributors within ninety (90) days after the date hereof. Notwithstanding the provisions of
SECTION 2.C of EXHIBIT C to the Partnership Agreement, for purposes of allocating items of income, gain, loss and deduction with respect to the Phase I Property and the Phase II Property in the manner required by Section 704(c) of the Code, the Partnership will employ, and shall cause any entity controlled by the Partnership which holds title to the Phase I Property or Phase II Property to employ, the "traditional method" (without curative allocations) as set forth in Regulation Section 1.704-3(b)(1).

                  4. MAINTENANCE OF NONRECOURSE DEBT. The Partnership shall keep outstanding, and shall cause any entity controlled by the Partnership which holds title to the Phase I Property and the Phase II Property to keep outstanding, a nonrecourse loan secured by the Phase I Property and the Phase II Property, which loan shall meet all the requirements necessary to constitute "qualified nonrecourse financing" pursuant to Section 465(b)(6) of the Code, in an aggregate principal amount of at least $80,000,000 (the "LOAN") until the earlier of (the "END DATE") (i) January 29, 2008, and (ii) the date on which less than 205,699 OP Units issued pursuant to this Amendment are held, in the aggregate, by the Contributors' Partners.

                  5. DISPOSITION OF PHASE I AND PHASE II PROPERTIES. Notwithstanding anything to the contrary set forth in the Partnership Agreement, the Partnership agrees not to sell, transfer, exchange or otherwise dispose of, and shall cause any entity controlled by Partnership not to sell, transfer, exchange or otherwise dispose of, the Land and the Improvements (as such terms are defined in the Contribution Agreement) prior to the End Date, without the prior written consent of the Contributors' Partners then holding any of the OP Units issued pursuant to this Amendment, except in connection with a like-kind exchange under Section 1031 of the Code or other disposition that pursuant to a nonrecognition provision in the Code does not result in the current recognition of any gain to said holders of the OP Units.

                  6. MERGER; CONSOLIDATION. Notwithstanding anything to the contrary set forth in the Partnership Agreement, if as a result of a merger, consolidation or other combination of the Company or the Partnership with or into another Person, the Contributors' Partners then holding OP Units shall suffer an adverse federal or state income tax consequence, the Partnership shall either (i) not consummate such transaction without the prior written consent of the Contributors' Partners then holding any of the OP Units issued pursuant to this Amendment, or (ii) consummate such transaction but Company and Partnership shall indemnify such Contributors' Partners from and against the after-tax present value of the detriment incurred by the Contributors' Partners as a result of such transaction, taking into account the detriment suffered, including the timing and character of taxable income recognized by Contributors' Partners as a result of such transaction. For purposes of calculating the indemnification amount, the Contributors' Partners tax rate shall be deemed to be equal to the maximum individual federal and Illinois income tax rates (taking into account the character of the income received and the deductibility of state taxes against federal taxes) and the present value discount rate shall be 8%.

                  7. DEFINITIONS; FULL FORCE AND EFFECT. All capitalized terms used in this Amendment and

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not otherwise defined herein shall have the meanings assigned to them in the
Partnership Agreement. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner and the Contributors' Partners hereby ratify and affirm. The rights and obligations of Contributor's Partners and General Partner shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns and transferees in accordance with the provisions of Article 11 of the Partnership Agreement.

                  8. COUNTERPARTS. To facilitate execution, this Amendment may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

                  9. NO TRANSFERS TO HOLDERS OF NONRECOURSE LIABILITIES. No transfer of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership with respect to the Phase I Property or the Phase II Property whose loan constitutes a Nonrecourse Liabilitiy.

                  10. DISTRIBUTIONS. Notwithstanding anything to the contrary set forth in the Partnership Agreement, the General Partner agrees to make full distributions out of Available Cash pursuant to Section 5.1 of the Partnership Agreement to Contributors' Partners who are Partners on a Partnership Record Date, WITHOUT any proration of such distributions based on the portion of the distribution period that such Units held by such Contributors' Partners were outstanding.

                  IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

                               CORNERSTONE PROPERTIES INC.,
                               a Nevada corporation, as General Partner of Cornerstone Properties Limited Partnership and on behalf of existing Limited Partners

                               By:
                                  ---------------------------------------
                                  Name:
                                  Title:

                               By:
                                  ---------------------------------------
                                  Name:
                                  Title:


                               CONTRIBUTORS' PARTNERS



                               ------------------------------------------
                               Myron Levin



                               ------------------------------------------
                               Arvin Rieger



                               ------------------------------------------
                               Steven Levin



                               ------------------------------------------
                               Marla Pierson



                               ------------------------------------------
                               Terry Levin Smith

                         AMENDMENT TO FIRST AMENDMENT TO

                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                   CORNERSTONE PROPERTIES LIMITED PARTNERSHIP

                  THIS AMENDMENT TO FIRST AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP OF CORNERSTONE PROPERTIES LIMITED PARTNERSHIP (this "AMENDMENT"), dated as of January 29, 1998, is entered into by CORNERSTONE PROPERTIES INC., a Nevada corporation, as general partner (the "GENERAL PARTNER") of Cornerstone Properties Limited Partnership (the "PARTNERSHIP"), for itself and on behalf of the Limited Partners of the Partnership, and CONTRIBUTORS' PARTNERS (as defined below).

                                   WITNESSETH:

                  WHEREAS, on the date hereof, Myron Levin, Arvin Rieger, Steven Levin, Marla Pierson and Terry Levin Smith (collectively, the "CONTRIBUTORS' PARTNERS") and the General Partner entered into that certain First Amendment to Agreement of Limited Partnership of Cornerstone Limited Partnership (the "FIRST AMENDMENT") pursuant to the authority granted to the General Partner under the Agreement of Limited Partnership of Cornerstone Properties Limited Partnership dated as of December 23, 1997 (the "PARTNERSHIP AGREEMENT"); and

                  WHEREAS, the General Partner and each Contributors' Partner desires to correct a provision of the First Amendment;.

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the First Amendment is hereby amended as follows:

                  1. Section 9 of the First Amendment is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

                  "      9. NO TRANSFERS TO HOLDERS OF NONRECOURSE LIABILITIES.
                  No transfer of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership with respect to the Phase I Property or the Phase II Property whose loan constitutes a Nonrecourse Liability, unless such lender or Person would not be deemed to be a partner in the Partnership under Section 1.752-2(d)(1) of the Regulations."

                  2. DEFINITIONS; FULL FORCE AND EFFECT. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Partnership Agreement. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner and the Contributors' Partners hereby ratify and affirm. The rights and obligations of Contributor's Partners and General Partner shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns and transferees in accordance with the provisions of Article 11 of the Partnership Agreement.

                  3. COUNTERPARTS. To facilitate execution, this Amendment may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto. Delivery of executed counterparts by telefax shall constitute sufficient delivery and shall be effective as an original counterpart.

                  IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

                               CORNERSTONE PROPERTIES INC.,
                               a Nevada corporation, as General Partner of Cornerstone Properties Limited Partnership and on behalf of existing Limited Partners

                               By:
                                  ---------------------------------------
                                  Name:
                                  Title:

                               By:
                                  ---------------------------------------
                                  Name:
                                  Title:

                               CONTRIBUTORS' PARTNERS



                               ------------------------------------------
                               Myron Levin



                               ------------------------------------------
                               Arvin Rieger



                               ------------------------------------------
                               Steven Levin



                               ------------------------------------------
                               Marla Pierson



                               ------------------------------------------
                               Terry Levin Smith